UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

DOUBLE DOWN HOLDINGS INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	000-55547	46-1838178
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1135 Terminal Way, Suite 209, Reno, NV		89502
(Address of principal executive ofﬁces)		(Zip Code)

Registrant’s telephone number, including area code (775) 352-3936

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered

N/A

Item 1.01 Entry Into a Material Definitive Agreement

On May 22, 2019 the registrant entered into a Note Cancellation and Royalty Agreement with its CEO and Director Russell Rheingrover whereby Mr. Rheingrover agreed to cancel certain existing convertible promissory notes issued from September 8, 2016 to December 22, 2018 in the principal and interest amount of $225,907 in exchange for a royalty on future sales of essential oil products by registrant in the amount of $0.05/30ml up to $225,907.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K

Exhibit No.	Description

10.1	Note Cancellation and Royalty Agreement dated May 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ticket Corp., Registrant

Date: May 24, 2019	By: /s/ Russell Rheingrover
Russell Rheingrover, CEO
Principal Executive Officer

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